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                                                                EXHIBIT 10(d) TO
                                                 1997 ANNUAL REPORT ON FORM 10-K



                               THIRD AMENDMENT TO
                        FINANCING AND SECURITY AGREEMENT



         THIS THIRD AMENDMENT TO FINANCING AND SECURITY AGREEMENT, dated as of March 31, 1997, is by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), ELLETT BROTHERS, INC. ("Ellett"), LEISURE SPORTS MARKETING, INC. ("Leisure"), EVANS SPORTS, INC., ("Evans"), SAFESPORT MANUFACTURING COMPANY ("Safesport"), and VINTAGE EDITIONS, INC. ("Vintage") (hereinafter Ellett, Leisure, Evans, Safesport and Vintage may be referred to collectively as the "Borrower").


RECITAL

         A. The Lender, Ellett and Evans have entered into that certain Financing and Security Agreement, dated June 10, 1994, as amended April 21, 1995 and December 23, 1996 (the "Financing Agreement").

         B. The Borrower and the Lender have agreed to amend the Financing Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

                  1.       The Financing Agreement is hereby amended as follows:

                           (a) The introductory paragraph of the Financing
                  Agreement is amended in its entirety so that such paragraph now reads as follows:

                                    AGREEMENT made June 10, 1994, as amended
                           April 21, 1995, December 23, 1996 and March 31, 1997,
                           by and between ELLETT BROTHERS, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Ellett"), EVANS SPORTS, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Evans"), LEISURE SPORTS MARKETING, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036


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                           ("Leisure"), SAFESPORT MANUFACTURING COMPANY, a
                           business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Safesport") and VINTAGE EDITIONS, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Vintage") (herein Ellett, Evans, Leisure, Safesport and Vintage are collectively referred to as "Borrower") and FIRST UNION COMMERCIAL CORPORATION ("Lender") with its principal place of business at Charlotte, North Carolina.

                           (b) The first sentence of Section 20 of the Financing
                  Agreement is hereby amended in its entirety so that such sentence now reads as follows:

                                    This Agreement shall have an initial term
                           commencing on the date hereof through and including July 1, 1998 and shall be automatically renewed for successive periods of one year unless terminated as herein provided.

                  2. This Third Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Third Amendment to produce or account for more than one counterpart.

                  3. THIS THIRD AMENDMENT AND THE OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH (UNLESS SPECIFICALLY STIPULATED TO THE CONTRARY IN SUCH DOCUMENT OR AGREEMENT), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be executed by their duly authorized corporate officers as of the day and year first above written.

                                        ELLETT BROTHERS, INC.

                                        By:  /s/ Richard M. Eddinger,
                                             Vice President Finance & CFO
                                             (Title)

                                        EVANS SPORTS, INC., a South
                                         Carolina corporation

                                        By:  /s/ Richard M. Eddinger, Vice
                                             President Finance & CFO
                                             (Title)

                                        LEISURE SPORTS MARKETING, INC., a
                                         South Carolina corporation

                                        By:  /s/ Richard M. Eddinger, Vice
                                             President Finance & CFO
                                             (Title)

                                        SAFESPORT MANUFACTURING COMPANY, a
                                         South Carolina corporation

                                        By:  /s/ Richard M. Eddinger, Vice
                                             President Finance & CFO
                                             (Title)

                                        VINTAGE EDITIONS, INC., a
                                         South Carolina corporation

                                        By:  /s/ Richard M. Eddinger, Vice
                                             President Finance & CFO
                                             (Title)

                                        FIRST UNION COMMERCIAL CORPORATION

                                        By:  /s/ William P. Dyer, Vice President
                                             (Title)


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